DEBT - Schedule of Fiscal Year Maturities of Debt Obligation (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Long-term Debt, Fiscal Year Maturity [Abstract]
2021		$ 230,959
2022		84,989
2023		154,115
2024		65,911
2025		3,125,604
Thereafter		2,362,292
Total	$ 5,962,966	$ 6,023,870	$ 5,123,868